Exhibit 99.1

SCBT Financial Corporation Reports Record Quarterly Earnings; First Quarter's Earnings Up 34% Over 2004's First Quarter Recurring Operating Earnings

    COLUMBIA, S.C.--(BUSINESS WIRE)--April 14, 2005--SCBT Financial Corporation (NASDAQ: SCBT), the holding company for South Carolina Bank and Trust and South Carolina Bank and Trust of the Piedmont, reports record-high earnings results for the three-month period ended March 31, 2005.

    Results of Operations and Financial Results

    Please refer to the accompanying tables for detailed comparative data reflecting results of operations and other financial information.
    Net income for the first quarter of 2005 was $4,070,000 compared with $3,366,000 in the comparable period of 2004, an increase of 20.9% on a GAAP accounting basis. The 2004 earnings included a non-recurring net gain of $335,000, the cumulative result of a branch disposition and acquisition and other one-time corporate projects such as changing the Company's name and moving the stock listing to NASDAQ. Consequently, on a recurring basis, the operating earnings in 2005's first quarter exceeded operating earnings in the comparable period last year by 34.3%. On a GAAP basis, overall diluted earnings per share were $0.50 for the first quarter of 2005, up 21.9% from $0.41 in 2004. Robert R. Hill, Jr., president and chief executive officer, noted, "I am very pleased with the results our team produced in the first quarter. We continue to see a lot of new customers move their relationships to our Company because of our high service levels. We are optimistic that we will continue to see gains in the growth and efficiency of our Company in 2005."
    Compared to the same period last year, average earning assets in the first quarter of 2005 increased by $248,631,000, or 21.6%. Average total loans accounted for $214,461,000, or 22.3%, of the increase. Reflecting a slight pickup in secondary mortgage loan originations, average balances of mortgage loans held for sale also increased, rising $3,286,000 or 27.6%. Average investment securities during the quarter were $22,755,000, or 13.4%, higher than the balance in 2004. This growth in assets was supported by growth in average total deposits of $246,269,000, an increase of 25.3% over 2004's first quarter balance. Loan originations and deposit account growth during the first three months of 2005 has continued to be at good levels.
    The ending balance of total assets at March 31, 2005 was $1,522,083,000, up 18.9% from the prior year and 5.9% from December 31, 2004. Total shareholders' equity at quarter end was $120,825,000, an increase of 5.1% from the first quarter of 2004. The Company continues to maintain a well-capitalized position and ended the quarter with a book value per basic share of $14.99 and a total equity-to-assets ratio of 7.94%. The GAAP net income results for the first quarters of 2005 and 2004 (including non-recurring net gains for 2004) represent annualized returns on average assets of 1.10% for both years and annualized returns on average total equity of 13.77% and 11.96%, respectively.
    Non-taxable equivalent net interest income (before provision for loan losses) was $14,658,000 for the first quarter of 2005, up 17.7% from $12,452,000 in the comparable period last year. Although low interest rates continue to have some impact on net interest margins, SCBT's tax-equivalent net interest margin increased 7 basis points from the immediately preceding quarter to 4.31%. The Company's moderately asset-sensitive position, combined with continued growth in earning assets and low-rate and noninterest bearing deposits, have helped to provide increases in net interest income and margins.
    Non-interest income for the first quarters of 2005 and 2004 was $5,280,000 and $5,716,000 respectively. This 7.6% decline was totally due to a $508,000 after tax gain on the March 2004 sale of the Cameron, SC branch of South Carolina Bank and Trust. Adjusting for the gain on the sale of the branch, non-interest income increased 7.0%, incorporating 20.5% higher secondary market mortgage origination fees and a 2.2% increase in service charges on deposit accounts. Non-interest expenses were $13,143,000 in the first quarter, up 5.3% from $12,486,000 in the comparable period of 2004. This increase was primarily due to increases in mortgage origination commissions, employee incentive accruals, and salary and wage rates.
    Strong asset quality measurements continue to distinguish SCBT among its industry peers. At March 31, 2005 nonperforming loans totaled $3,310,000, representing 0.28% of period end loans. Other real estate owned amounted to $1,351,000. The allowance for loan losses at $15,085,000 represented 1.26% of total loans net of unearned income. The current allowance provides 4.56 times coverage of nonperforming loans and approximately 35 times coverage of first quarter annualized net charge-offs. Net charge-offs in the first quarter totaled $108,000, or an annualized 0.04% of average loans net of unearned income. The provision for loan losses for the quarter was $723,000 compared to $788,000 in the comparable period last year and $1,163,000 in the immediately preceding quarter. (The loan data above do not include mortgage loans held for sale.)
    Each of SCBT's operating subsidiaries performed profitably during the quarter. South Carolina Bank and Trust, headquartered in Orangeburg, SC, had net income of $3,596,000. South Carolina Bank and Trust of the Piedmont, headquartered in Rock Hill, SC, had earnings of $543,000.
    "We are gratified that our posturing for the current economic environment and for growth opportunities has resulted in solid performance in the early part of 2005," commented Richard C. Mathis, executive vice president and chief financial officer. "We will continue to operate our plan, seeking profitable growth both organically and through new means such as the merger completed just last week with New Commerce BanCorp. This alliance provides SCBT with some talented new bankers and two additional offices in good locations within the dynamic Greenville, SC market. We welcome our new associates and customers from New Commerce to SCBT."
    SCBT Financial Corporation is a multi-bank holding company whose principal subsidiaries are South Carolina Bank and Trust, N.A. and South Carolina Bank and Trust of the Piedmont, N.A. Through these banking subsidiaries, SCBT Financial Corporation currently operates 36 financial centers in 12 South Carolina counties. The Company offers a full range of retail and commercial banking services, mortgage lending services, trust and investment services, and consumer finance loans. SCBT Financial Corporation's common stock is traded on the NASDAQ Stock Market under the symbol "SCBT." More information is available at www.SCBandT.com.

    Statements contained in this press release, which are not historical facts, are forward-looking statements. In addition, SCBT through its senior management or directors may from time to time make forward-looking public statements concerning matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of SCBT's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.



                      SCBT Financial Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

                                       Three months ended
                                            March 31,
                                   --------------------------
EARNINGS SUMMARY (non tax                                         %
 equivalent)                               2005         2004    Change
                                   ------------- ------------ --------
Interest income                         $19,767      $15,559     27.0%
Interest expense                          5,109        3,106     64.5%
                                   ------------- ------------
Net interest income                      14,658       12,452     17.7%
Provision for loan losses (1)               723          788     -8.2%
Noninterest income                        5,280        5,716     -7.6%
Noninterest expense                      13,143       12,486      5.3%
                                   ------------- ------------
Earnings before income taxes              6,072        4,894     24.1%
Provision for income taxes                2,002        1,528     31.0%
                                   ------------- ------------
Net earnings                             $4,070       $3,366     20.9%
                                   ============= ============

Basic earnings per share (2)             $0.505       $0.416     21.6%
                                   ============= ============
Basic weighted average shares (2)     8,053,089    8,095,916     -0.5%

Diluted earnings per share (2)           $0.501       $0.411     21.9%
                                   ============= ============
Diluted weighted average shares (2)   8,127,230    8,191,642     -0.8%

 Cash dividends declared per common
  share                                   $0.170      $0.162      4.9%
 Dividend payout ratio                    39.99%       35.78%


                                 AVERAGE for Quarter Ended
                ------------------------------------------------------
BALANCE SHEET    Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,   Mar. 31,
 HIGHLIGHTS       2005       2004       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------
Mortgage loans
 held for sale    $15,199    $15,637    $12,304    $17,504    $11,913
Total loans (1) 1,177,059  1,121,067  1,073,201  1,015,839    962,598
Total investment
 securities       164,933    168,682    170,175    158,637    145,464
Earning assets  1,399,811  1,329,842  1,276,720  1,202,335  1,151,180
Total assets    1,498,732  1,421,158  1,368,521  1,289,846  1,235,565
Noninterest
 bearing
 deposits         233,651    229,447    214,339    203,562    181,246
Interest bearing
 deposits         987,653    936,017    876,897    799,440    793,789
Total deposits  1,221,303  1,165,464  1,091,236  1,003,003    975,034
Nondeposit
 borrowings       152,512    132,686    157,086    163,625    142,997
Shareholders'
 equity           119,883    117,390    114,592    114,362    113,152


                              AVERAGE for Three Months Ended    %
                              ------------------------------
BALANCE SHEET HIGHLIGHTS       31-Mar-2005    31-Mar-2004     Change
                              -------------- -------------- ----------
Mortgage loans held for sale        $15,199        $11,913       27.6%
Total loans (1)                   1,177,059        962,598       22.3%
Total investment securities         164,933        145,464       13.4%
Earning assets                    1,399,811      1,151,180       21.6%
Total assets                      1,498,732      1,235,565       21.3%
Noninterest bearing deposits        233,651        181,246       28.9%
Interest bearing deposits           987,653        793,789       24.4%
Total deposits                    1,221,303        975,034       25.3%
Nondeposit borrowings               152,512        142,997        6.7%
Shareholders' equity                119,883        113,152        5.9%


                                   ENDING Balance
                ------------------------------------------------------
BALANCE SHEET    Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,   Mar. 31,
 HIGHLIGHTS       2005       2004       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------
Mortgage loans
 held for sale    $17,704    $13,837    $16,910    $13,764    $18,633
Total loans (1) 1,195,220  1,153,231  1,096,732  1,050,074    990,648
Total investment
 securities       161,914    165,445    171,793    171,358    144,078
Allowance for
 loan losses (1)  (15,085)   (14,470)   (13,837)   (13,366)   (12,234)
Premises and
 equipment         33,744     33,667     33,491     33,470     32,496
Total assets    1,522,083  1,436,977  1,389,829  1,330,806  1,279,631
Noninterest
 bearing
 deposits         226,912    224,027    223,273    209,398    202,095
Interest bearing
 deposits       1,019,009    947,286    921,380    798,419    803,056
Total deposits  1,245,921  1,171,313  1,144,653  1,007,817  1,005,150
Nondeposit
 borrowings       148,125    141,136    123,189    200,581    153,536
Total
 liabilities    1,401,258  1,318,178  1,273,083  1,216,986  1,164,621
Shareholders'
 equity           120,825    118,798    116,746    113,820    115,010

Actual # shares
 outstanding    8,058,194  7,657,094  7,640,725  7,674,221  7,719,390


Notes:

(1) Loan data excludes mortgage loans held for sale.

(2) Per share data and shares outstanding for per share data calculations have been retroactively adjusted to give effect to a 5% common stock dividend paid to shareholders of record on December 20, 2004.



                      SCBT Financial Corporation
                              (Unaudited)
                   (Dollars in thousands, except per
                              share data)


NONPERFORMING ASSETS     Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31,
 (ENDING balance)           2005     2004     2004     2004     2004
                           -------  -------  -------  -------  -------
Nonaccrual loans          $ 1,898  $ 2,429  $ 3,305  $ 3,678  $ 5,465
Other real estate owned     1,351    1,712    1,459    1,455    1,554
Accruing loans past due 90
 days or more               1,412      840      749    1,000    1,447
                           -------  -------  -------  -------  -------
     Total nonperforming
      assets              $ 4,662  $ 4,981  $ 5,513  $ 6,133  $ 8,466
                           =======  =======  =======  =======  =======

Total nonperforming assets
 as a percentage of total
 loans and OREO (1)          0.39%    0.43%    0.50%    0.58%    0.85%
                           =======  =======  =======  =======  =======



                                      Quarter Ended
                          ----------------------------------------


ALLOWANCE FOR LOAN       Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31,
LOSSES(1)                   2005     2004     2004     2004     2004
                           -------  -------  -------  -------  -------
Balance at beginning of
 period                   $14,470  $13,837  $13,366  $12,234  $11,700
Loans charged off            (185)    (620)    (411)    (519)    (458)
Loan recoveries                77       90       95       57      204
                           -------  -------  -------  -------  -------
    Net (charge-offs)
     recoveries              (108)    (530)    (316)    (462)    (254)
Provision for loan losses     723    1,163      787    1,594      788
                           -------  -------  -------  -------  -------
Balance at end of period   15,085   14,470   13,837   13,366   12,234
                           =======  =======  =======  =======  =======

Allowance for loan losses
 as a percentage of total
 loans (1)                   1.26%    1.25%    1.26%    1.27%    1.23%
                           =======  =======  =======  =======  =======
Allowance for loan losses
 as a percentage of
 nonperforming loans       455.70%  442.64%  341.32%  285.71%  177.00%
                           =======  =======  =======  =======  =======
Net charge-offs as a
 percentage of
 average loans
 (annualized) (1)            0.04%    0.19%    0.12%    0.18%    0.11%
                           =======  =======  =======  =======  =======
Provision for loan losses
 as a percentage
 of average total loans
 (annualized)   (1)          0.25%    0.41%    0.30%    0.63%    0.33%
                           =======  =======  =======  =======  =======



LOAN PORTFOLIO (ENDING balance)    Mar. 31,   % of    Mar. 31,  % of
 (1)                                2005      Total    2004     Total
                                  ---------- -------  -------- -------
Commercial                       $  145,105   12.14% $111,155   11.21%
Consumer                            104,407    8.73%   96,528    9.74%
Real estate:
  Commercial                        447,256   37.42%  377,723   38.11%
  Consumer                          345,066   28.87%  257,804   26.01%
Firstline                           129,595   10.84%  112,848   11.38%
Other loans                          23,908    2.00%   35,152    3.55%
                                  ---------- -------  -------- -------
Total loans (gross) (1)           1,195,337  100.00%  991,209  100.00%
Unearned income                        (118)      0      (561)      0
                                  ---------- -------  -------- -------
Total loans (net of unearned
 income) (1)                     $1,195,220  100.00% $990,648  100.00%
                                  ========== =======  ======== =======

Mortgage loans held for sale     $   17,704          $ 18,633



                                 Quarter Ended
                ------------------------------------------------------
                 Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,   Mar. 31,
SELECTED RATIOS    2005       2004       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------

Return on
 average assets
 (annualized)        1.10%      0.96%      1.13%      1.04%      1.10%
                ========== ========== ========== ========== ==========

Return on
 average equity
 (annualized)       13.77%     11.60%     13.55%     11.69%     11.96%
                ========== ========== ========== ========== ==========

Net interest
 margin (tax
 equivalent)         4.31%      4.24%      4.31%      4.53%      4.44%
                ========== ========== ========== ========== ==========

Efficiency ratio
 (tax
 equivalent)        65.19%     67.68%     64.52%     66.04%     67.74%
                ========== ========== ========== ========== ==========

End of period
 book value per
 common share      $14.99     $14.77     $14.55     $14.13     $14.19
                ========== ========== ========== ========== ==========

End of period #
 shares (for
 per share
 calculation)   8,058,194  8,038,382  8,022,761  8,057,932  8,105,360
                ========== ========== ========== ========== ==========

End of period
 Equity-to-
 Assets              7.94%      8.27%      8.40%      8.55%      8.99%
                ========== ========== ========== ========== ==========


                      SCBT Financial Corporation
                             (Unaudited)
            (Dollars in thousands, except per share data)

                                 Three Months Ended
               -------------------------------------------------------
                     March 31, 2005              March 31, 2004
               --------------------------- ---------------------------
                                    Yield                       Yield
                 Average             (NON-   Average             (NON-
YIELD ANALYSIS   Balance   Interest   TE)    Balance   Interest   TE)
               ----------- -------- ------ ----------- -------- ------

Interest
 Earning
 Assets:
Federal funds
 sold,
 Repurchases, &
 deposits in
 banks            $42,620      259   2.47%    $31,204       82   1.05%
Investment
 securities
 (taxable)        136,137    1,365   4.07%    110,557    1,045   3.80%
Investment
 securities
 (tax-exempt)      28,796      330   4.64%     34,907      387   4.46%
Mortgage loans
 held for sale     15,199      207   5.53%     11,913      160   5.42%
Loans(a)        1,177,059   17,607   6.07%    962,598   13,884   5.80%
               ----------- --------        ----------- --------
 Total Interest
  Earning
  Assets       $1,399,811   19,767   5.73% $1,151,180   15,559   5.44%

Noninterest
 Earning
 Assets:
Cash and due
 from banks        51,139                      39,394
Other assets       62,459                      56,845
Allowance for
 loan losses(a)   (14,678)                    (11,853)
               -----------                 -----------
 Total
  Noninterest
  Earning
  Assets           98,921                      84,386

               -----------                 -----------
 Total Assets  $1,498,732                  $1,235,565
               ===========                 ===========

Interest
 Bearing
 Liabilities:
Transaction and
 money market
 accounts        $477,488    1,321   1.12%   $346,531      355   0.41%
Savings
 deposits          75,815       52   0.28%     69,795       47   0.27%
Certificates
 and other time
 deposits         434,350    2,716   2.54%    377,463    1,935   2.06%
Federal funds
 purchased,
 Securities
 purchases,  &
 Repo.            100,596      376   1.51%     90,959      117   0.52%
Other
 borrowings        51,916      644   5.03%     52,038      653   5.04%
               ----------- --------        ----------- --------
 Total Interest
  Bearing
  Liabilities  $1,140,165   $5,109   1.82%   $936,785   $3,106   1.33%

Noninterest
 Bearing
 Liabilities:
 Demand
  deposits        233,651                     181,246
 Other
  liabilities       5,034                       4,382
Total
 Noninterest
 Bearing
 Liabilities      238,684                     185,628
Shareholders'
 Equity           119,883                     113,152
               -----------                 -----------
 Total Non-IBL
  and
  Shareholders'
  Equity          358,567                     298,780

               -----------                 -----------
 Total
  Liabilities
  and
  Shareholders'
  Equity       $1,498,732                  $1,235,565
               ===========                 ===========

                           --------                    --------
Net Interest
 Income and
 Margin (NON-
 TAX EQUIV.)               $14,658   4.25%             $12,452   4.35%
                           ======== ------             ======== ------
Net Interest
 Margin (TAX
 EQUIVALENT)                         4.31%                       4.44%
                                    ======                      ======


                                           Three months ended
                                                Mar. 31,
                                           -------------------   %
NON-INTEREST INCOME & EXPENSE                  2005      2004  Change
                                             -------   ------- -------
Noninterest income:
   Service charges on deposit accounts      $ 2,870   $ 2,808     2.2%
   Secondary market mortgage fees             1,013       840    20.5%
   Trust fees                                   157       138    13.7%
   Other service charges, commissions, fees   1,240     1,929   -35.7%
                                             -------   -------
         Total noninterest income           $ 5,280   $ 5,716    -7.6%
                                             =======   =======
Noninterest expense:
   Salaries and employee benefits           $ 7,732   $ 6,831    13.2%
   Net furniture and equipment expense          948     1,073   -11.7%
   Net occupancy expense                        797       781     2.1%
   Amortization                                 111       118    -6.0%
   Other                                      3,556     3,683    -3.4%
                                             -------   -------
         Total noninterest expense          $13,143   $12,486     5.3%
                                             =======   =======


    CONTACT: SCBT Financial Corporation
             Richard C. Mathis, 803-765-4618
             Fax: 803-765-1966